EXHIBIT 10.5
EXECUTION VERSION
FOURTH AMENDMENT TO GUARANTY

    FOURTH AMENDMENT TO GUARANTY, dated as of December 16, 2025 (this “Amendment”), by and between BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (“Guarantor”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (“Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as hereinafter defined).

RECITALS

    WHEREAS, BrightSpire Credit 7, LLC, a Delaware limited liability company (“Seller”) and Purchaser are parties to that certain Master Repurchase Agreement, dated as of April 26, 2018, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of January 22, 2021, that certain Second Amendment to Master Repurchase Agreement, dated as of February 8, 2022, that certain Third Amendment to Master Repurchase Agreement, dated as of June 1, 2022, that certain Fourth Amendment to Master Repurchase Agreement, dated as of July 7, 2022, that certain Fifth Amendment to Master Repurchase Agreement, dated as of December 27, 2023, that certain Sixth Amendment to Master Repurchase Agreement, dated as of March 27, 2024, and that certain Seventh Amendment to Master Repurchase Agreement, dated as of December 11, 2024 and that certain Eighth Amendment to Master Repurchase Agreement, dated as of the date hereof (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”), between Seller and Purchaser;

    WHEREAS, Guarantor guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Guaranty, dated as of April 26, 2018, as amended by that certain Amendment to Guaranty, dated as of May 7, 2020, that certain Second Amendment to the Guaranty, dated as of April 14, 2021, and that certain Third Amendment to Guaranty, dated as of January 28, 2022 (as amended, the “Existing Guaranty” and as amended by this Amendment and as may be further amended, modified restated, replaced, waived, substituted, supplemented or extended from time to time, the “Guaranty”), from Guarantor to Purchaser; and

    WHEREAS, Guarantor and Purchaser wish to amend and modify the Existing Guaranty upon the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Purchaser hereby agree that the Existing Guaranty shall be amended and modified as follows:

1.Amendment of Guaranty. Article V(k)(ii) of the Existing Guaranty is hereby deleted in its entirety and replaced with the following:
(ii)     Minimum Consolidated Tangible Net Worth. Guarantor’s Consolidated Tangible Net Worth at any time shall not be less than the sum of (i) $900,000,000, plus (ii) seventy percent (70%) of the net cash proceeds thereafter
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received by Guarantor (x) from any offering by Guarantor of its common equity and (y) from any offering by BrightSpire Capital, Inc. of its common equity to the extent such net cash proceeds are contributed to Guarantor, excluding any such net cash proceeds that are contributed to Guarantor within ninety (90) days of receipt of such net cash proceeds and applied to purchase, redeem or otherwise acquire Capital Stock issued by Guarantor (or any direct or indirect parent thereof).
2.Amendment of Transaction Documents. From and after the date hereof, all references in the Repurchase Agreement and the other Transaction Documents to the Guaranty shall be deemed to refer to the Guaranty as amended and modified by this Amendment and as same may be further amended, modified and/or restated.
3.Reaffirmation of Representations and Warranties. Guarantor hereby represents and warrants to Purchaser that, as of the date hereof, (i) it has the power to execute, deliver and perform its obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, and (iii) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any contractual obligation to which it is now a party or the rights under which have been assigned to it or the obligations under which have been assumed by it or to which its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of its assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (B)-(D) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect. Guarantor hereby represents and warrants to Purchaser that all of the representations and warranties set forth in Article IV of the Guaranty are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
4.Conditions Precedent. This Amendment and its provisions shall become effective upon the satisfaction of each of the conditions precedent set forth in Article 4 of that certain Eight Amendment to Master Repurchase Agreement, dated as of the date hereof, by and between Purchaser and Seller.
5.Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
6.GOVERNING LAW. THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
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ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
7.[Reserved.]
8.Reaffirmation of Guaranty. Guarantor acknowledges and agrees that, except as modified hereby, the Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
9.Repurchase Agreement, Guaranty and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Seller and Guarantor acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR: BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

[Barclays-BrightSpire – Fourth Amendment to Guaranty]
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PURCHASER:
BARCLAYS BANK PLC By: /s/ Joseph Muscari Name: Joseph Muscari Title: Authorized Signatory

[Barclays-BrightSpire – Fourth Amendment to Guaranty]
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ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

SELLER: BRIGHTSPIRE CREDIT 7, LLC, a Delaware limited liability company
By: /s/ David A. Palamé Name: David A. Palamé Title: Vice President

[Barclays-BrightSpire – Fourth Amendment to Guaranty]
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